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    SUPPLEMENT TO THE PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION

                       CREDIT SUISSE MUNICIPAL BOND FUND

     THE FOLLOWING INFORMATION SUPERSEDES CERTAIN INFORMATION IN THE FUND'S PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION.

     On May 20, 2003, the Board of Directors of Credit Suisse Municipal Bond Fund (the "Fund") approved, subject to shareholder approval, a Plan of Liquidation, Dissolution and Termination (the "Plan") whereby all of the Fund's assets would be liquidated and the Fund would subsequently be dissolved. IN LIGHT OF THE BOARD'S DECISION, SHARES OF THE FUND ARE NO LONGER BEING OFFERED.

     If the Plan is approved on the date of the scheduled special meeting of shareholders, each shareholder of the Fund would receive a distribution in an amount equal to the net asset value per share on or about August 18, 2003. Each shareholder may also receive previously declared and unpaid dividends and distributions with respect to each of the shareholder's shares of the Fund. The liquidation, dissolution and termination of the Fund is subject to the completion of certain conditions, including the approval of the Plan by the Fund's shareholders. Proxy materials describing the Plan will be mailed to shareholders of the Fund in anticipation of a special meeting of shareholders to be held at a later date.

     On May 20, 2003, the Fund stopped charging Distribution and Service (12b-1) fees on all classes of shares.

Dated:  May 30, 2003                                                   16-0503
                                                                       for
                                                                       WPMBD
                                                                       CSMBA
                                                                       2003-033